EXHIBIT 99.3
                                  SCHEDULE "B"

                          PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

This is Schedule "B" to the subscription agreement (the "Agreement") relating to the purchase of promissory notes and warrants of WaveRider Communications Inc. Terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement or in Schedule "A" thereto.

The Purchaser represents and warrants to the Company, as representations and warranties that are true as of the date of the Agreement and as of the Closing Date (with the acknowledgement that the representations and warranties of the Purchaser contained herein shall survive the termination of all or part of the Agreement), that:

(a) Authorization and Effectiveness. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver the Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof. If the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver the Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the Purchaser is a natural person, he or she has attained the age of majority and is legally competent to execute the Agreement and to take all actions required pursuant thereto.

         Whether the Purchaser is a natural person or a corporation, partnership or other entity, upon acceptance by the Company, the Agreement will have been duly executed and delivered and will constitute a legal, valid and binding contract of the Purchaser, and any beneficial purchaser for whom it is purchasing, enforceable against the Purchaser and any such beneficial purchaser in accordance with its terms.

(b) Residence. The Purchaser is a resident of the jurisdiction referred to under "Address of Purchaser" on the second page of this Agreement, which address is the residence or place of business of the Purchaser not created or used solely for the purpose of acquiring the Units.

(c) Investment Intent. The Purchaser is acquiring the Units to be held for investment only and not with a view to immediate resale or distribution and will not resell or otherwise transfer or dispose of the Notes or the Warrants comprising the Units except in accordance with the provisions of the Securities Laws and the U.S. Securities Act.

(d) Not an Investment Club. Neither the Purchaser nor any party on whose behalf it is acting is an investment club.

(e) Not Created to Purchase Without a Prospectus. Neither the Purchaser nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Units without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation.

(f) No Solicitations or Advertising. The Purchaser is not purchasing the Units as a result of any general solicitation or general advertising, including any advertisement, of the securities in printed public media, radio, television or telecommunications, including electronic display.

(g) No Prospectus or Offering Memorandum. No prospectus or offering memorandum within the meaning of the Securities Laws has been delivered to the Purchaser (and, if applicable, others for whom it is contracting hereunder) in connection with the Offering.

(h) Investment Suitability; ___ Access to Information. ___ The Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Units and is able to bear the economic risk of loss of such investment. The Purchaser acknowledges that the Purchaser has had access to such financial and other information and has had the opportunity to ask questions of and receive answers from the Company as the Purchaser deems necessary in connection with the Purchaser's decision to purchase the Units.

(i) Qualifying Province. If the Purchaser is a resident of or otherwise subject to the Securities Laws of a Qualifying Province, the Purchaser is purchasing the Units as principal for the Purchaser's own account, and not for the benefit of any other person, and:

         (1) is an employee, officer or director of the Company and the participation of the Purchaser in the purchase of the Units is voluntary; or

         (2) the Purchaser is purchasing a sufficient number of Units such that the aggregate acquisition cost to the Purchaser of such Units is not less than Cdn$150,000 (if subject to the securities legislation of the Province of Ontario), or Cdn$97,000 (if subject to the securities legislation of the Province of British Columbia) and, if not an individual, the Purchaser has also complied with applicable Securities Laws and acknowledges that the Purchaser has not been provided with any documentation prepared primarily for delivery and review by prospective investors so as to assist those investors to make an investment decision in respect of the Units; and that the Purchaser has not been provided with any future oriented financial information concerning the Company.

(j) Agent for Disclosed Principal. If the Purchaser is acting as agent for a disclosed principal, each beneficial Purchaser for the Units for whom the Purchaser is acting is purchasing as principal for its own account and not for the benefit of any other person and the Purchaser is an agent with due and proper authority to execute this Agreement and all other documentation in connection with the subscription for the Notes on behalf of the beneficial Purchasers and this Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, the disclosed principal, and each such beneficial Purchaser is subscribing for a sufficient number of Units such that the aggregate acquisition cost to such beneficial Purchaser for such Units is not less than Cdn$150,000 (if subject to the securities legislation of the Province of Ontario), or Cdn$97,000 (if subject to the securities legislation of the Province of British Columbia) and, if not an individual, the Purchaser has also complied with applicable Securities Laws.

(k) Trust or Agent for an Undisclosed Principal. If the Purchaser is subscribing for Units as trustee or as agent for a principal which is undisclosed or identified by account number only, this Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the undersigned acting in such capacity, and:

          (1)     (i)      if subject to applicable  securities  legislation  of
                           the Province of British Columbia, the Purchaser is:

                           (a) a trust company or an insurance company authorized to carry on business in British Columbia or under the laws of any other Province in Canada purchasing as an agent or trustee for accounts that are fully managed by the Purchaser and the aggregate acquisition cost of such Units is not less than Cdn$97,000, or

                           (b) a portfolio manager registered or exempted from registration under the Securities Act (British Columbia) or under the laws of any other Province of Canada purchasing as agent for accounts that are fully managed by the Purchaser and the aggregate acquisition cost of such Units is not less than Cdn$97,000;

                  (ii) if subject to applicable securities legislation of the Province of Ontario, the Purchaser is:

                           (a) a trust company registered under the Loan and Trust Corporations Act (Ontario) and is subscribing for the Units as trustee or as agent for accounts that are fully managed by the Purchaser, or

                           (b) a portfolio advisor subscribing for the Units on behalf of a fully managed account in accordance with Ontario Securities Commission Rule 45-504; or

         (2) Each beneficial Purchaser for the Units for whom the Purchaser is acting is an individual or corporation and is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units such that the beneficial Purchaser's aggregate acquisition cost of such Units is not less than Cdn$150,000 (if subject to the securities legislation of the Province of Ontario), or Cdn$97,000 (if subject to the securities legislation of the Province of British Columbia).

(l) Purchaser Resident in British Columbia. If the Purchaser is resident in British Columbia, the Purchaser is:

         (1) an individual who qualifies to purchase Units pursuant to one or more of the criteria listed in paragraphs (b), (c), (d) or
                  (e) of Section 5 of the Form 45-903F1 attached hereto as Schedule "C" and is able to evaluate the risks and merits of an investment in Units because of his or her financial, business or investment experience; or

         (2) a corporation, all of the voting securities of which are beneficially owned by one or more of a senior officer or director of the Company, or an affiliate of the Company, or a spouse, parent, brother, sister or child of a senior officer or director of the Company, or an affiliate of the Company.

(m)      Notification  to  Purchaser  Resident  in  British  Columbia.   If  the
         Purchaser is a resident of the Province of British Columbia, then the Purchaser is hereby notified that:

         (1) with respect to a sale by the Purchaser of any of the Notes or Warrants (or with respect to a sale by the Purchaser of the Common Shares into which such Warrants are exercisable), the Purchaser must file with the British Columbia Securities Commission (i) a report in the form required under the British Columbia Securities Commission's blanket order ruling #95/17 - "In the Matter of the Legending of Certificates" (the "Initial Trade Report"), or (ii) the report required under the laws of the jurisdiction in which the Company carries on business or which the Company is incorporated, organized or continued, provided that the report requires substantially the same information as required in the Initial Trade Report (the "Purchaser's Report"), within 10 days of the initial trade of the Notes or Warrants (or the Common Shares into which such Warrants are exercisable), by the Purchaser; and

         (2) where the Purchaser has filed an Initial Trade Report or a Purchaser's Report with respect to any Notes or Warrants (or Common Shares into which such Warrants are exercisable), the Purchaser is not required to file a further report in respect of additional trades of Notes or Warrants (or Common Shares into which such Warrants are exercisable) acquired on the same date and under the same exemptions as the Notes or Warrants (or Common Shares into which such Warrants are exercisable) that are the subject of the Initial Trade Report or the Purchaser's Report.

(n) Forms to be Filed on Behalf of Purchasers Resident in British Columbia. If the Purchaser is subject to applicable securities legislation of the Province of British Columbia and is purchasing Units under paragraph above, or is an individual purchasing Units under paragraph (i)(2) above, the Purchaser has executed and delivered with this Agreement a Form 45-903F1 in the form set out in Schedule "C", if the Purchaser is an individual, and the Purchaser agrees that such form may be filed with the British Columbia Securities Commission together with such other documentation as may be required.

(o) Accredited Investor. If the Purchaser is a U.S. Person, the Purchaser acknowledges that he would come within the following categories of "accredited investor" under Rule 501(a) of Regulation D of the Securities and Exchange Commission promulgated under the U.S. Securities Act (Please check all applicable spaces):

          _____            (i)   His or her net worth exceeds  US$1,000,000
                           (may include spouse's net worth).

          _____            (ii) His or her individual income
                           in each of the two immediately previous years has been more than US$200,000 and his or her current year's income is reasonably expected to be more than US$200,000, or his or her joint income with spouse in each of the two immediately previous years has been more than US$300,000 and his or her current year's joint income is reasonably expected to be more than US$300,000.

          _____ (iii) We are a trust with total assets of more than US$5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is being directed by an investor who, either alone or with his purchaser representative(s), has such knowledge and experience in financial affairs and business matters that he is capable of evaluating the merits and risks of the prospective investments.

          ______ (iv) We are an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of US$5,000,000.

          ______           (v)   We are a  corporation  or  partnership  and
                           each and every one of our equity owners falls into at least one of the above categories.

          ______          (vi)  A director or executive officer of the Company.

(p) Risk. The Purchaser acknowledges that (i) it has been called to his attention in connection with his investment in the Company that such investment is speculative in nature and involves a high degree of risk,
         (ii) he is aware that the Company has a limited operating history and a history of losses, and (iii) he is aware that there is substantial doubt of the Company's ability to continue as a going concern if it cannot raise additional funds.

(q) Acceptance in Whole or in Part. The Purchaser understands that this subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion.

(r) Irrevocable Subscription. The Purchaser understands that this subscription is irrevocable, except that he shall have no obligations hereunder in the event that this subscription is for any reason rejected or the Offering is for any reason cancelled.

(s) No Minimum Offering. The Purchaser understands that there is no guarantee that the Company will be able to sell any Units, and that there is no minimum number of Units that the Company must sell in order to complete the Offering.

(t) No Regulatory Review. The Purchaser understands that neither the Securities Regulators nor any federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Units or the underlying Notes and Warrants.

(u) Notice of Change to Representations and Warranties. The Purchaser acknowledges that he will notify the Company immediately, and in any event prior to the date this Agreement is accepted by the Company, if any event occurs which would materially affect any of the above representations or warranties.

                                  SCHEDULE "C"

                         Form 45-903F1 - Acknowledgement of Individual Purchaser
                                 Securities Act


1. I have agreed to purchase from WaveRider Communications Inc. (the "Issuer") ______________ [number of units] units (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have / have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, and

         (b) there is no government or other insurance covering the Securities, and

         (c)      I may lose all of my investment, and

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, and

         (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, and

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, and

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that: [circle one]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, or

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, or

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, or

         (d)      I am registered under the Act, or

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, or

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, or

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to of
                  ---------------------------   --------------------------------
                  (Name of Registered           (Name of Registered Individual's
                  Individual)                   Registered Dealer)

                  who advised me that they are registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]


         (a)      of my financial, business or investment experience, or

         (b)      I received advice from

                                             of
                  ---------------------------   --------------------------------
                  (Name of Registered           (Name of Registered Individual's
                  Individual)                   Registered Adviser/Dealer)

                  Who advised me that they are:

                  (i)      registered   to   advise,   or   exempted   from  the
                           requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.

         The statements made in this report are true.

         DATED this _____ day of ____________________, 2001.



                                         --------------------------------
                                         Signature of Purchaser

                                         --------------------------------
                                         Name of Purchaser

                                         --------------------------------
                                         Address of Purchaser